                                                                    Exhibit 10.7

THE SHARES  SUBSCRIBED FOR HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF
1933, AS AMENDED,  OR QUALIFIED  UNDER ANY STATE  SECURITIES LAWS AND MAY NOT BE
RESOLD OR TRANSFERRED  WITHOUT (1) REGISTRATION AND QUALIFICATION  THEREUNDER OR
AN APPLICABLE  EXEMPTION FOR SUCH RESALE OR TRANSFER,  AND (2) THE PRIOR CONSENT
OF  THE  COMPANY  AND  COMPLIANCE  WITH  OTHER   PROCEDURES  SET  FORTH  IN  THE
STOCKHOLDERS' AGREEMENT.

Investor:         BNS Holding, Inc., a Delaware corporation

No. of Units:     26,400

                             SUBSCRIPTION AGREEMENT

1.       SUBSCRIPTION FOR UNITS

         1.1 The above listed Investor hereby subscribes to purchase the number units (the "Units") set forth at the top of this page in Collins I Holding
Corp., a Delaware corporation (the "Company"). Each unit shall consist of one
(1) share of common stock, par value $0.001 per share (the "Common Shares") and a warrant at an exercise price of $0.001 per share and convertible to 1.4509
Common Shares (the "Issued Warrants"). The Investor acknowledges that the Common
Shares are subject to that certain Stockholders' Agreement, dated as of October
31, 2006, by and among the Company and its stockholders (the "Stockholders'
Agreement") and that the Issued Warrants are subject to that certain warrant issued by the Company to the Investor dated as of October 31, 2006 (the
"Warrant"). Terms used but not specifically defined in this Agreement have the same meanings given them in the Stockholders' Agreement.

         1.2 The Investor is delivering to you, along with this executed
Subscription Agreement (the "Agreement"), a wire transfer in the sum of
Twenty-Nine Million Seven Hundred Thousand Dollars ($29,700,000).

         1.3 The Investor understands that this subscription constitutes an irrevocable offer to purchase Units which may not be revoked by it without the written consent of the Company. The execution and delivery of this Agreement will not constitute an agreement between the Company and the Investor until this
Agreement is specifically accepted in writing by a duly authorized officer on behalf of the Company.

2.       REPRESENTATIONS AND INVESTMENT STANDARDS

         The Investor represents and warrants to the Company and agents that:

         2.1 The Investor understands and has fully considered for purposes of this investment that (a) the Company has no financial or operating history; (b)
the Units involve risk of total loss of its investment; (c) any anticipated income tax or other legal consequences may not be available and may be adversely affected by the adoption of new or amended laws, interpretations, rulings, regulations or policies; and (d) there are substantial restrictions on the transferability of the Units, there will be no public market for the Units and, consequently, any attempt to liquidate its investment in the Company may be difficult or impossible. The Investor has received, read and understood a copy of the Stockholders' Agreement. The Investor also acknowledges that the

Company's sole investment purpose is to invest in assets of Collins Industries,
Inc., a Missouri corporation ("Collins") and that in making its decision to invest in the Company the Investor has conducted its own due diligence of
Collins. The Investor also acknowledges that it has had an opportunity to discuss Collin's business, management and financial affairs with its management and to obtain any additional information which the Investor has deemed necessary or appropriate for deciding whether or not to purchase the Units in the Company.
The Investor accepts full responsibility for inquiring into all matters relating to the Company which may be important to make an investment decision.

         2.2 The Investor acknowledges that no representations or warranties, oral or written, have been made by the Company or any agent or affiliate thereof except as set forth in this Agreement. The Investor understands that no private placement memorandum or other disclosure document is being prepared in connection with the offer and sale of Units, and that this may increase its risk of investing in the Company.

         2.3 The Investor understands that the Company will rely upon the statements it has made in this Agreement in determining whether to accept its subscription.

         2.4 The Investor is capable of evaluating the merits and risks of the purchase of the Units and protecting its own interests in connection therewith, and has sufficient knowledge and experience in financial and business matters such that it is capable of utilizing the information made available to it in connection with the offering of the Units, of evaluating the merits and risks of an investment in the Units and of making an informed investment decision with respect to Collins.

         2.5 The Investor understands that the transfer of Common Shares is subject to substantial restrictions under the Stockholders' Agreement; that, because the Common Shares have not been registered under the Securities Act of
1933 (the "Act") or qualified under applicable state securities laws, the Common
Shares cannot be sold unless they are subsequently registered under the Act and qualified under applicable state securities laws, or unless resale is exempt from registration and qualification thereunder; and that it must bear the economic risk of ownership of the Common Shares for an indefinite period of time.

         2.6 The funds used for this investment are legally subject to the
Investor's management and control.

         2.7 The Investor has not been contacted concerning the offer of Units by means of any general solicitation or advertising such as any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or any seminar or meeting whose attendees were invited by general solicitation or advertising.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY:

         The Company represents and warrants:

         3.1 The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware, and has all corporate powers required to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary.

                                     - 2 -

         3.2 The issuance, sale and delivery of the Common Shares that are being purchased by the Investors hereunder, and the reservation for issuance of the shares underlying the Issued Warrants and the Warrants (the "Reserved Shares")
have been duly authorized by all required corporate action on the part of the
Company, and when issued, sold, and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable. The Reserved Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the
Certificate of Incorporation and Bylaws of the Company, shall be duly and validly issued, fully paid, and non-assessable. The Common Shares issued hereunder (and the Reserved Shares) will be free and clear from any liens or encumbrances other than those created by, or imposed upon, the holders thereof through no action of the Company, other than restrictions on transfer under state and/or federal securities laws and restrictions set forth herein. Issuance of the Common Shares and the Reserved Shares will be free of statutory and contractual preemptive rights. Upon the purchase of the shares by Investor, the
Company will have thirty-two thousand five hundred (32,500) shares of Common
Stock issued and outstanding.

         3.3 The execution, delivery and performance by the Company of this
Agreement and the consummation of the transactions contemplated hereby have been duly authorized, and no additional corporate or stockholder action is required for the approval of this Agreement. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

         3.4 The execution, delivery and performance by the Company of this
Agreement, and the consummation of the transactions contemplated by the Company require no action by or in respect of, or filing with, any governmental body, agency, official or authority.

         3.5 The execution, delivery and performance by the Company of this
Agreement, and the consummation by the Company of the transactions contemplated hereby do not and will not (a) contravene or conflict with the Certificate and
By-laws or any material agreement to which the Company is a party or by which it is bound; (b) contravene or conflict with or constitute a material violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company; (c) constitute a default (or would constitute a default with notice or lapse of time or both) under or give rise to a right of termination, cancellation or acceleration or loss of any benefit under any material agreement, contract or other instrument binding upon the
Company or under any material license, franchise, permit or other similar authorization held by the Company; or (d) result in the creation or imposition of any Lien (as defined below) on any asset of the Company. For purposes of this
Agreement, the term "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, claim or encumbrance of any kind in respect of such asset.

4.       INVESTOR QUALIFICATIONS

         The Investor understands that the representations contained below are made for the purpose of qualifying the Investor as an accredited investor as that term is defined by the Securities and Exchange Commission for the purpose of inducing a sale of securities to the Investor. The undersigned hereby represents that:

                                     - 3 -

         4.1 The undersigned has been duly formed, is validly existing and is in good standing under the laws of the jurisdiction of its formation, with full power and authority to enter into the transactions contemplated by this
Agreement.

         4.2 This Agreement has been duly and validly authorized, executed and delivered and, if executed and delivered on behalf of the Company, will constitute the valid, binding and enforceable agreement of the undersigned.

         4.3 If the undersigned has been formed, reformed or recapitalized for the specific purpose of purchasing the Units, or if the undersigned entity has sought or is required to seek approval by or additional funds from its beneficial owners in connection with this investment, then the undersigned shall cause each shareholder, partner, or owner of a beneficial interest to complete and return a copy of this Subscription Agreement.

5.       AGREEMENTS OF INVESTOR

         5.1 THE UNDERSIGNED AGREES THAT ALL OF ITS REPRESENTATIONS, STATEMENTS,
AGREEMENTS AND PROMISES SET FORTH IN THIS AGREEMENT CONSTITUTE LEGALLY BINDING
OBLIGATIONS WHICH SURVIVE ITS ADMISSION TO THE COMPANY. IF THERE IS ANY MATERIAL
CHANGE IN THE INFORMATION SET FORTH IN THIS AGREEMENT, THE INVESTOR WILL
IMMEDIATELY FURNISH SUCH REVISED OR CORRECTED INFORMATION TO THE COMPANY.

         5.2 The Investor is acquiring the Units for own account for investment and not with a view to the resale or other transfer of such Units or any interest therein.

         5.3 The Investor agrees to be bound by this Agreement, the
Stockholders' Agreement and the Warrant.

         5.4 The Investor agrees to indemnify, defend and hold harmless the
Company from any loss, damage or liability (including attorneys' fees and other expenses) due to or arising out of any breach of any of its representations or promises contained in this Agreement.

         5.5 Subject to procedures and restrictions on transferability of Units under the Stockholders' Agreement or the Warrant, the Investor agrees not to assign or otherwise transfer this Agreement or any interest therein.

         5.6 The Investor hereby agrees that it shall keep confidential and shall not disclose to any third-party any information directly or indirectly disclosed to it regarding Collins, except where such disclosure is required by applicable securities laws.

6.       GENERAL

         6.1 All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed, postage prepaid, to the respective parties at the addresses set forth in the Subscription Agreement or may be sent by email at the email address set forth below or by facsimile to any phone number provided by the parties hereto. Each party may change its address by notice given in accordance with this paragraph. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                     - 4 -

         6.2 The Company agrees to indemnify, defend and hold harmless Investor from any loss, damage or liability (including attorneys' fees and other expenses) due to or arising out of any breach of any of its representations or promises contained in this Agreement

         6.3 This Subscription Agreement shall be construed under the laws of the State of Delaware applicable to contracts made between residents of, and to be performed in, Delaware.

         6.4 Whenever the context so requires, the use of the singular shall be deemed to include the plural and vice versa. Each gender shall be deemed to include the other gender, and each shall include a corporation, partnership, trust or other legal entity whenever the context so requires.

         6.5 If any provision of this Subscription Agreement shall be held invalid or unenforceable, the remaining provisions of this Agreement shall continue in effect.

           [The remainder of this page was intentionally left blank.]

                                     - 5 -

         IN WITNESS WHEREOF, the undersigned has executed this Subscription
Agreement on the 31st day of October, 2006.

Name of Investor:                       BNS HOLDING, INC.

                                        By /s/ Michael Warren
                                           -------------------------------------
                                           Michael Warren, President and
                                           Chief Executive Officer

                                           25 Enterprise Center

                                           Middletown, RI 02842

                                           Fax:    (401) 848-6444

AGREED AND ACCEPTED AS OF THE DATE SET FORTH ABOVE:

Collins I Holding Corp.

By: /s/ John Becker
    -----------------------------
Name: John Becker
      ---------------------------
Title: Vice President
       --------------------------